SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 14, 2004

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	0-6936-3	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California

92110

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (619) 275-1400

No Changes to name or address.

(Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition

On July 14, 2004, the WD-40 Company (“the Company”) issued a news release with respect to earnings for the quarter ended May 31, 2004. The Company is furnishing this 8-K pursuant to Item 12, “Results of Operations and Financial Condition”.

Exhibit #	Description
99.1	News Release by the WD-40 Company dated July 14, 2004.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: July 14, 2004	/s/ MICHAEL J. IRWIIN
Michael J. Irwin
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)